                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 4, 2002



                               KANAKARIS WIRELESS
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                   ------------------------------------------
                         (State or other jurisdiction of
                                 incorporation)


        0-28213                                          86-0888532
        -------                                          ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)



                        3303 HARBOR BOULEVARD, SUITE F-3
                            COSTA MESA, CA 92626-1521
                              --------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (714) 444-0530


                                 Not Applicable
                               -------------------
     (Former name, former address and former fiscal year, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

         Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On March 4, 2002, Desience Corporation ("Desience"), a wholly-owned subsidiary of Kanakaris Wireless (the "Company", "we", and "our") completed the sale of substantially all of the assets of Desience to Russ Bassett Corp. ("Russ Bassett"). Russ Bassett will now manufacture and market the Desience product line of state-of-the-art, modular, electronic workstation enclosure systems. The purchase price for the assets was Two Hundred Fifty Thousand Dollars ($250,000), of which Fifty Thousand Dollars ($50,000) was paid at closing, with the remainder to be paid in installments over the next eight (8) months. Desience will potentially also receive an additional bonus payment of up to One Hundred Thousand Dollars ($100,000) if Russ Bassett closes a currently pending business opportunity, a potential order for Desience products from the U.S. Central Intelligence Agency, prior to year end and for a minimum gross sale amount of Three Hundred Fifty Thousand Dollars ($350,000). The purchase price was determined based on arms' length negotiations.

         We approved the sale of the Desience business in order to narrow and emphasize our corporate focus on our provision of on-demand movies and other Internet-based products and services. As the corporate parent of Desience, we will use the revenue generated by this transaction for general business purposes, including the further development of our online movie and book distribution channels.

         A copy of the Asset Purchase Agreement, and a press release regarding the sale, are filed as exhibits to this Form 8-K, and are incorporated by reference in their entirety into this Form 8-K.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 5. OTHER EVENTS

         Not applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not applicable.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         2.5 Asset Purchase Agreement between Desience Corporation, a wholly-owned subsidiary of Kanakaris Wireless, and Russ Bassett Corp., dated as of March 4, 2002.

         99.2     Press release dated March 19, 2002.

ITEM 8. CHANGE IN FISCAL YEAR

         Not applicable.

ITEM 9. REGULATION FD DISCLOSURE

         Not applicable.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     KANAKARIS WIRELESS
                                                     ------------------
                                                     (Registrant)

                                                     Date:  March 19, 2002

                                                     /s/ Alex Kanakaris
                                                     ---------------------------
                                                     Alex Kanakaris
                                                     President, CEO





                                      -3-